UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 3, 2016

Asterias Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36646	46-1047971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Dumbarton Circle
Fremont, CA 94555
(Address of principal executive offices)

(510) 456-3800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 3, 2016, Asterias Biotherapeutics, Inc. ("Asterias" or the "Company") entered into a Development and Manufacturing Services Agreement (the "Services Agreement") with Cognate BioServices, Inc. ("Cognate"), a fully-integrated contract bioservices organization providing development and cGMP manufacturing services to companies and institutions engaged in the development of cell-based products.

Under the Services Agreement, Cognate will perform under an Initial Statement of Work process development studies in support of the Company's clinical and commercial development activities of AST-VAC1 and production and manufacturing services of AST-VAC1 under cGMP under the Second Statement of Work.  In consideration for the process development services set forth in the Initial Statement of Work, Asterias agreed to make aggregate payments of up to approximately $2.2 million in fees, costs and expenses over the term of the Initial Statement of Work .  In consideration of the production and manufacturing services set forth in the Second Statement of Work, once the services under the Initial Statement of Work are completed and Asterias has received FDA concurrence on the clinical protocol for an AST-VAC 1 trial, Asterias will make an initial start-up payment, a monthly payment for dedicated manufacturing capacity, and a per batch fee associated with the manufacturing of AST-VAC1.

The Services Agreement will expire on the later of (a) August 3, 2019; or (b) the completion of all services contracted for by the parties in the Statements of Work under the Services Agreement prior to August 3, 2019. The term of the Services Agreement and any then pending Statements of Work thereunder may be extended by Asterias continuously for additional two-year periods upon written notice to Cognate at least thirty days prior to the expiration of the then-current term.

The Services Agreement provides certain termination rights to each party and customary provisions relating to indemnity, confidentiality and other matters.

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including its most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTERIAS BIOTHERAPEUTICS, INC.

Date: August 9, 2016	By:	/s/ Ryan D. Chavez
Executive Vice President, Finance and General Counsel